April 10, 2003

                       DREYFUS SMALL CAP OPPORTUNITY FUND
                 (A SERIES OF DREYFUS PREMIER OPPORTUNITY FUNDS)

                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 2003

     At a meeting of the Board of Trustees of Dreyfus Premier Opportunity Funds held on April 10, 2003, the Board approved the liquidation of the fund on or about May 16, 2003. Accordingly, effective as of the close of business on April 10, 2003, the fund will be closed to new investments, including additional investments on behalf of existing shareholder accounts.